Exhibit 99.1

For Immediate Release

For Further Information:

Jean Johnson, General Counsel and Secretary

Danka Business Systems PLC

(727) 456-4460

DANKA ANNOUNCES INCREASED DISTRIBUTION TO HOLDERS OF DANKA

AMERICAN DEPOSITARY SHARES IN PROPOSED MEMBERS’ VOLUNTARY

LIQUIDATION

ST. PETERSBURG, FLORIDA (February 11, 2009) – Danka Business Systems PLC (“Danka” or “the Company”) (OTC BB: DANKY.OB) today announced that, following discussions between the Company’s convertible participating shareholders (the “Participating Shareholders”) and certain holders of Danka’s American Depositary Shares (“ADSs”), the Participating Shareholders have agreed to an increase in the amount payable out of the proceeds of the proposed Members’ Voluntary Liquidation (the “MVL”) to all persons who hold Danka ADSs as at the time at which the MVL commences to a cash payment equal to $0.12 per ADS (or $0.03 per ordinary share).

The Company also announced that, pursuant to a voting agreement entered into among certain holders of Danka ADSs (including DCML LLC and Ironwood Investment Management, LLC) (collectively, the “Committed Holders”) and the Company on February 11, 2009, each of the Committed Holders has agreed to vote their entire respective holdings of Danka ADSs in favor of the MVL and related resolutions to be proposed at the Extraordinary General Meeting of the Company (the “EGM”) to be held on February 19, 2009.

The Committed Holders collectively hold the right to vote approximately 25,558,409 ADSs (which represent 102,233,636 ordinary shares), representing approximately 27% of the voting rights exercisable at the EGM. Cypress Merchant Banking Partners II L.P. and certain of its affiliates (the “Cypress Shareholders”), which collectively hold Participating Shares representing approximately 29.9% of the voting rights exercisable at the EGM, have affirmed their agreement to vote in favor of the MVL and related proposals.

The obligations of the Participating Shareholders under a deed of undertaking entered into with the Company to, among other things, instruct the liquidators appointed in the MVL to make the increased payment to all persons who hold Danka ordinary shares and ADSs are conditional on the resolution to approve the MVL being duly approved by the requisite majority at the EGM–i.e., by the affirmative vote of 75% or more of the votes cast–and such obligations of the Participating Shareholders will terminate on the earlier of (i) February 28, 2009 and (ii) the resolution to approve the MVL to be proposed at the EGM failing to be approved by the requisite majority at the EGM (or any adjournment or postponement thereof).

If Danka shareholders do not approve the MVL, there is no guarantee that any future alternative chosen by the Company’s Board of Directors to distribute the Company’s net cash will result in any return to ADS holders. In addition, there can be no guarantee that, should the proposed MVL not be approved at the EGM, the holders of the Participating Shares will not take action(s) that may be available to them under applicable law, for example seeking an involuntary winding up of the Company, to recover amounts to which they are entitled pursuant to the Company’s Articles of

Association and which must be paid to them before ADS holders are entitled to receive any return on a winding up of the Company. Accordingly, in an involuntary liquidation, it is unlikely that ADS holders would receive any distribution. The Company has been advised by the Cypress Shareholders that they intend to file an application in the near future seeking the involuntary winding up of the Company under the provisions of the UK Insolvency Act. The Cypress Shareholders have also informed the Company that, in the event that the MVL is rejected once again, they will seek the support of the Company’s management and Board of Directors for the involuntary liquidation application.

The Company’s Board of Directors (with the two directors appointed by the Cypress Shareholders abstaining) continues to recommend that Danka shareholders vote in favor of the resolutions to be proposed at the EGM.

Further information regarding the resolutions to be proposed at the EGM is set forth in the Notice of Extraordinary General Meeting and proxy statement filed with the SEC on January 20, 2009 and mailed to holders of ADSs on or about that date. ADS holders are encouraged to read the proxy statement, including its annexes, in its entirety.

The Company urges ADS holders to act promptly so that their votes can be represented at the EGM. ADS holders must submit their voting instructions in time for such instructions to be received by The Bank of New York Mellon, as depositary, no later than 5:00 p.m. (New York time) on February 17, 2009. A voting instruction form to be used by holders of Danka ADSs in connection with the resolutions to be proposed at the EGM accompanied the proxy statement previously mailed to ADS holders.

If any ADS holder would like to change any voting instructions that have already been returned, please contact our proxy solicitor, Innisfree M&A Incorporated, as quickly as possible. Holders may contact Innisfree toll-free at (888) 750-5834, with any questions about the MVL and the EGM, including the procedures for voting Danka ADSs.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the MVL and related proposals. In connection with the MVL and related proposals, Danka filed a definitive proxy statement with the SEC on January 20, 2009. INVESTORS AND SECURITY HOLDERS OF DANKA ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE MVL AND RELATED PROPOSALS. The definitive proxy statement was mailed to ADS holders of record as of January 15, 2009. Investors and security holders may also obtain a free copy of the proxy statement, and other documents filed by Danka with the SEC, at the SEC’s web site at http://www.sec.gov. The proxy statement is also available at http://www.dankabusinesssystemsplc.com. Free copies of Danka’s filings may also be obtained by directing a request to Danka Business Systems PLC, 111 2nd Avenue N.E., St. Petersburg, FL 33701, Attention: Company Secretary.

Certain statements contained herein are forward-looking statements, and contain information relating to us that is based on our beliefs as well as assumptions, made by, and information currently available to us. The words “goal”, “anticipate”, “expect”, “believe”, “could”, “should”, “intend” and similar expressions as they relate to us are intended to identify forward-looking statements, although not all forward looking statements contain such identifying words. No assurance can be given that the results in any forward-looking statement will be achieved. For the forward-looking statements, we claim the protection of the safe harbor for forward-looking statements provided for in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might cause such actual results to differ materially from those reflected in any forward-looking statements include, but are not limited to, the following: (i) the evaluation of various alternatives following the sale of our U.S. operations, including, without limitation, a members voluntary liquidation; (ii) any inability to successfully implement such alternative(s); (iii) any material adverse change in financial markets, the economy or in our financial position; (iv) any inability to record and process key data due to ineffective implementation of business processes and policies; (v) any negative impact from the loss of any of our senior or key management personnel; (vi) any incurrence of tax or other liabilities or tax or other payments beyond our current expectations, which could adversely affect our liquidity; (vii) any negative impact of the accreted value of our outstanding preferred stock or its continued accretion; (viii) any negative impact of our continued organization as an England and Wales registered Company following the sale of our U.S. operating business; (ix) actions of governmental entities, including regulatory requirements; (x) actions by shareholders in connection with the distribution of the net proceeds from sale of our U.S. operating business; (xi) the outcome of legal proceedings to which we are or may become a party; and (xii) other risks including those risks identified in any of our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our analysis only as of the date they are made. Except as required by applicable law, we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances that arise after the date they are made.